UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act, of 1934

         Date of Report (Date of earliest event reported) July 25, 2007

RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC. (as seller under a Pooling and Servicing Agreement, dated as of June 1, 2007, providing for, inter alia, the issuance of Mortgage Asset-Backed Pass-Through Certificates, Series 2007-SP2)


                    Residential Asset Mortgage Products, Inc.
             (Exact name of registrant as specified in its charter)

                    DELAWARE          333-140609-03             41-1955181
 (State or Other Jurisdiction     (Commission File Number)    (I.R.S. Employer
     of Incorporation)                                       Identification No.)


          8400 Normandale Lake Blvd.                              55437
                   Suite 250                                   (Zip Code)
             Minneapolis, Minnesota
    (Address of Principal Executive Offices)


Registrant's telephone number, including area code, is (952) 857-7000


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Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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SECTION 8--OTHER EVENTS

Item 8.01.     Other Events

        On July 11, 2007, the Registrant caused the issuance and sale of Mortgage Asset-Backed Pass-Through Certificates, Series 2007-SP2, Class A-1, Class A-2, Class A-3, Class M-1, Class M-2, Class M-3, Class M-4, Class SB, Class R-I and Class R-II Certificates (the "Certificates") pursuant to a Pooling and Servicing Agreement dated as of June 1, 2007, among the Registrant, Residential Funding Company, LLC, as Master Servicer and LaSalle Bank National Association, as Trustee. The mortgage loans were sold to Residential Asset Mortgage Products, Inc. pursuant to an Assignment and Assumption Agreement dated as of July 11, 2007 between Residential Funding Company, LLC, and Residential Asset Mortgage Products, Inc.

SECTION 8--FINANCIAL STATEMENT AND EXHIBITS

Item 9.01.(d)  Exhibits

               (a) Not applicable

               (b) Not applicable

               (c) Exhibits:

               The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:

     10.1. Pooling and Servicing Agreement, dated as of June 1, 2007 among Residential Asset Mortgage Products, Inc., as depositor, Residential Funding Company, LLC, as master servicer and LaSalle Bank National Association, as trustee.

     10.2 Assignment and Assumption Agreement, dated as of July 11, 2007, between Residential Asset Mortgage Products, Inc. and Residential Funding Company, LLC.

     10.3 Confirmation, dated as of July 11, 2007, between HSBC Bank USA, National Association and LaSalle Bank National Association, as trustee on behalf of the RAAC Series 2007-SP2 Trust.

     10.4 Confirmation, dated as of July 11, 2007, between HSBC Bank USA, National Association and LaSalle Bank National Association, as trustee on behalf of the RAAC Series 2007-SP2 Trust.

     10.5 Confirmation, dated as of July 11, 2007, between HSBC Bank USA, National Association and LaSalle Bank National Association, as trustee on behalf of the RAAC Series 2007-SP2 Trust.

     10.6 Credit Support Annex, dated as of July 11, 2007, between HSBC Bank USA, National Association and LaSalle Bank National Association, as Supplemental Interest Trust Trustee on behalf of the RAAC Series 2007-SP2 Supplemental Interest Trust.

     99.1 Mortgage Loan Schedule.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                            RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.



                             By: /s/ Jeffery Blaschko
                             Name: Jeffrey Blaschko
                              Title: Vice President

Dated: July 25, 2007



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                                  EXHIBIT INDEX

Exhibit No.                 Description

10.1 Pooling and Servicing Agreement, dated as of June 1, 2007 among Residential Asset Mortgage Products, Inc., as depositor, Residential Funding Company, LLC, as master servicer and LaSalle Bank National Association, as trustee.

10.2 Assignment and Assumption Agreement, dated as of July 11, 2007, between Residential Asset Mortgage Products, Inc. and Residential Funding Company, LLC.

10.3 Confirmation, dated as of July 11, 2007, between HSBC Bank USA, National Association and LaSalle Bank National Association, as trustee on behalf of the RAAC Series 2007-SP2 Trust.

10.4 Confirmation, dated as of July 11, 2007, between HSBC Bank USA, National Association and LaSalle Bank National Association, as trustee on behalf of the RAAC Series 2007-SP2 Trust.

10.5 Confirmation, dated as of July 11, 2007, between HSBC Bank USA, National Association and LaSalle Bank National Association, as trustee on behalf of the RAAC Series 2007-SP2 Trust.

10.6 Credit Support Annex, dated as of July 11, 2007, between HSBC Bank USA, National Association and LaSalle Bank National Association, as Supplemental Interest Trust Trustee on behalf of the RAAC Series 2007-SP2 Supplemental Interest Trust.

99.1 Mortgage Loan Schedule